Exhibit 10.11

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4) and 240.24b-2.

EXECUTION COPY

FIRST AMENDMENT TO

RESEARCH COLLABORATION AND LICENSE AGREEMENT

This FIRST AMENDMENT TO RESEARCH COLLABORATION AND LICENSE AGREEMENT (“First Amendment”) is entered into effective as of March 25, 2010 (the “First Amendment Effective Date”) by and between MethylGene Inc., a corporation organized under the laws of Canada, having a business address at 7220 Frederick Banting, Montreal, QC H4S 2A1 (as successor-in-interest to MethylGene, Inc., a corporation organized under the laws of Quebec, Canada) (“MethylGene”), and Otsuka Pharmaceutical Co., Ltd., a company organized under the laws of Japan, having a business address at 2-9 Kanda-Tsukasamachi, Chiyoda-ku Tokyo 101-8535, Japan, acting through its Ophthalmology and Dermatology Division (“Otsuka”).

RECITALS

A.                                    MethylGene and Otsuka are the Parties to a Research Collaboration and License Agreement dated March 25, 2008 (the “Original Agreement”);

B.                                    Otsuka exercised its right to extend the Research Term for one (1) additional six (6) month term pursuant to Section 3.2(a) of the Original Agreement;

C.                                    The Parties entered into a letter agreement dated April 14, 2010 (the “Letter Agreement”) pursuant to which, among other things, the Parties amended the Original Agreement, effective as of March 25, 2010, to further extend the Research Term;

D.                                    In the course of a plan of arrangement effective as of May 19, 2010, the Original Agreement was assigned from MethylGene Inc., a Quebec company, to MethylGene and Otsuka consented to such assignment; and

E.                                     The Parties now wish to amend the Original Agreement to, among other things, further extend the Research Term, all in accordance with the terms of this First Amendment.

AGREEMENT

NOW, THEREFORE, the Parties agree as follows:

1.                                      All capitalized terms used in this First Amendment and not otherwise defined in this First Amendment have the meanings set forth in the Original Agreement.

2.                                      Section 3.2(a) of the Original Agreement is deleted in its entirety and replaced with the following:

(a)                                 Research Term.  The initial term of the Research Program shall commence on the Effective Date and continue until the date that is twelve (12) months after the date on which the First Amendment to this Agreement was executed by the last Party to execute such First Amendment (the “First Amendment Execution Date”).  In addition, the Research Term may be extended for one (1) renewal period of six (6) months upon mutual written agreement of the Parties, which agreement must occur at least sixty (60) days prior to the end of the initial term.  The initial term and subsequent extension terms are collectively referred to in this Agreement as the “Research Term.” The portion of the Research Term commencing on March 25, 2010 (including, if applicable, any such six (6) month extension agreed to by the Parties) is also referred to in this Agreement as the “Extension Term.”

3.                                      The reference to “[…***…] Selected Compounds” in the fourth sentence from the end of Section 3.5 of the Original Agreement is amended to read “[…***…] Selected Compounds”, and the reference to “[…***…] Selected Compounds” in the third sentence from the end of Section 3.5 of the Original Agreement is amended to read “[…***…] Selected Compounds”.  In addition, the following is added to the end of Section 3.5 of the Original Agreement:

In addition to Otsuka’s right to select Selected Compounds set forth above in this Section 3.5, Otsuka shall, within ten (10) days after the First Amendment Execution Date, (a) also select up to […***…] additional Selected Compounds for further Development, Manufacture and Commercialization in the Field, and (b) if Otsuka determines that its Development strategy in the Field would be enhanced by expanding the number of Selected Compounds, also request by written notice to MethylGene permission to select up to […***…] additional Selected Compounds out of the Program Compounds, which request MethylGene may grant or deny in its sole discretion, after giving such request reasonable consideration.  For avoidance of doubt, Otsuka’s rights described in the immediately preceding sentence shall expire on the tenth (10th) day after the First Amendment Execution Date to the extent not exercised by Otsuka.

4.                                      A new Section 3.8 is added to the Original Agreement to read as follows:

3.8                               Authorized Scientists.

(a)                                 Designation of Authorized Scientists.  During the Extension Term, Otsuka shall have the right to (i) send […***…] from Otsuka’s ophthalmology division to MethylGene’s facility, and (ii) designate […***…] from Otsuka’s ophthalmology division who are working at Otsuka’s facilities in Japan (each scientist sent or designated in accordance with clauses

***Confidential Treatment Requested

(i) and (ii) of this Section 3.8(a) an “Authorized Scientist” and, collectively, the “Authorized Scientists”) to conduct […***…] of certain Compounds that are identified in the Research Plan and that MethylGene has agreed in advance in writing (including in the final minutes of a JRDC meeting) […***…] by such Authorized Scientists and/or to conduct other Research Program activities that have been approved by MethylGene in advance in writing (including in the final minutes of a JRDC meeting) for performance by an Authorized Scientist.  Otsuka shall identify the names and titles of the Authorized Scientists to MethylGene in writing prior to any such Authorized Scientists commencing any work relating to […***…] or other Research Program activities.  Any Authorized Scientists […***…] shall be subject to, and shall comply with, all applicable policies and procedures contained or referenced in […***…] including, but not limited to, those governing work and site safety and security (the “Policies and Procedures”), and shall be under the direction of MethylGene.  MethylGene will provide a copy of such […***…] in writing in English to each Authorized Scientist who […***…] MethylGene’s facility.  Otsuka must provide at least fifteen (15) days written notice to MethylGene before replacing any Authorized Scientist and no such replacement Authorized Scientist may commence any work relating to […***…] or other Research Program activities until such replacement Authorized Scientist has signed the agreement described in Section 3.8(c).  Notwithstanding anything to the contrary in the foregoing, (A) the Authorized Scientists shall remain employees of Otsuka; (B) Otsuka shall be solely responsible for paying all […***…]; and (C) under no circumstances shall any Authorized Scientist be entitled to any […***…] from MethylGene.

(b)                                 Restrictions on Authorized Scientists and  Designated Recipients.  In addition to complying with all requirements of Article VIII of this Agreement, the Authorized Scientists may not […***…]for any purpose other than the performance of Otsuka’s obligations (including, for example performance of Research Program activities approved by MethylGene as provided in Section 3.8(a)) or […***…], and they may not […***…] with or to any person or

***Confidential Treatment Requested

entity other than (i) […***…], (ii) […***…], or (iii) up to […***…] who have been identified in writings to MethylGene (each a “Designated Recipient” and, collectively, the “Designated Recipients”).  Such Designated Recipients shall, in addition to complying with the terms of Article VIII of this Agreement, not be permitted to […***…]for any purpose other than the performance of Otsuka’s obligations (including performance by Designated Recipients who are also Authorized Scientists of Research Program activities approved by MethylGene as provided in Section 3.8(a)) and […***…]and they many not […***…]with or to any person or entity other than (A) […***…], (B) […***…]or (B) […***…].  Otsuka must provide at least […***…]written notice to MethylGene before replacing any Designated Recipient and no such replacement Designated Recipient may commence any work relating to the synthesis of Compounds or other Research Program activities until such replacement Designated Recipient […***…].  For the avoidance of doubt, the restrictions on Authorized Scientists and Designated Recipients under this Section 8.3(b) shall not apply […***…].  For clarity, the Parties agree that […***…]of either Party including, but not limited to, […***…], will be considered a Third Party for purposes of this Agreement.

(c)                                  Entry Into Agreement.  Each Authorized Scientist and Designated Recipient shall enter into an agreement directly with MethylGene, in a form acceptable to MethylGene, agreeing to comply with all applicable terms of this Agreement including, but not limited to, the requirements of this Section 3.8 and the use, disclosure and confidentiality restrictions set forth in Article VIII of this Agreement.  In addition, for clarity, Otsuka shall be liable to MethylGene for any breaches of this Agreement by any Authorized Scientist or Designated Recipient.

(d)                                 Request to Leave MethylGene Facility.

***Confidential Treatment Requested

Notwithstanding anything to the contrary in this Section 3.8, and in addition to any other rights that MethylGene may have to exclude any Authorized Scientists from MethylGene’s facilities (including, but not limited to, failure of any Authorized Scientist to comply with any Policies and Procedures or any other breach of this Agreement by Otsuka or any Agent of Otsuka), at any time after the end of the […***…] full month after the First Amendment Execution Date, MethylGene may, after discussion with Otsuka and upon […***…] days prior written notice, terminate Otsuka’s right to have any Authorized Scientists at MethylGene’s facilities if (i) […***…] or (ii) […***…].  In addition, Otsuka’s right to have any Authorized Scientists at MethylGene’s facilities shall terminate automatically if this Agreement is terminated by MethylGene under Section 11.2, terminates automatically pursuant to Section 11.3 or is terminated by Otsuka under Section 11.4.  Prior to terminating Otsuka’s right to have any Authorized Scientists at MethylGene’s facilities pursuant to clause (i) above, MethylGene shall […***…].

5.                                      A new Section 6.14 is added to the Original Agreement to read as follows:

6.14                        Payment Associated with Use of MethylGene’s Facilities.  In order to defray costs and expenses, including overhead, associated with the […***…] Authorized Scientists’ use of MethylGene’s facilities during the first twelve (12) months of the Extension Term, Otsuka shall pay to MethylGene […***…].  On or prior to the date of such payment by Otsuka, MethylGene shall deliver to Otsuka […***…].

6.                                      The phrase “for any reason including, but not limited to, an Insolvency Event” is inserted immediately before the comma after the phrase “identified in the Patent Prosecution Plan” in the fourth line of Section 7.2(d) of the Original Agreement.

***Confidential Treatment Requested

Further, the last sentence of Section 7.2(d) of the Original Agreement is amended to read as follows:

Thereafter, if such MethylGene Collaboration Patent Right covers a Selected Compound or a Licensed Product and/or its use in the Field, Otsuka may assume such prosecution and maintenance at it sole cost and expense and in MethylGene’s name or, in the case of any MethylGene Extension Term Collaboration Patent Rights that are not wholly owned by MethylGene as a result of an assignment in accordance with Section 7.10(d), in the name of both Parties.

7.                                      A new Section 7.2(f) is added to the Original Agreement to read as follows:

(f)                                   Segregation of Patent Rights; Request For Joint Ownership.

(i)                                     Notwithstanding anything to the contrary in this Agreement, the Parties agree that if it is reasonably feasible to isolate or segregate from any MethylGene Background Patent Rights or MethylGene Collaboration Patent Rights (including, but not limited to, any MethylGene Extension Term Collaboration Patent Rights) any patent claims that (A) solely claim a Selected Compound by its specific structure, or (B) solely claim a Selected Compound by its specific structure and its use in the Field, then, in either case, Parties will discuss, on a Selected Compound-by-Selected Compound basis, segregating such claims into separate patent applications.  For clarity, the parties do not intend to segregate into separate applications any patent claims that claim any generic chemical structure.  If the Parties mutually agree to so segregate any such claims, the resulting separate patent applications shall be jointly owned by the Parties and shall be prosecuted and maintained in the name of both Parties by the Party who then has the right to prosecute and maintain Patent Rights under this Section 7.2.  Any such separate patent applications, whether segregated from MethylGene Background Patent Rights or MethylGene Collaboration Patent Rights, shall be treated as if they are MethylGene Extension Term Collaboration Patent Rights and shall be subject to the terms of Section 7.10.

8.                                      A new Section 7.10 is added to the Original Agreement to read as follows:

7.10                        MethylGene Extension Term Collaboration Intellectual Property.

(a)                                 Ownership.  Notwithstanding anything to the contrary in Section 7.1(b)(i), the Parties agree that any MethylGene Collaboration Intellectual Property that is first invented, developed, conceived and reduced to practice during the Extension Term (“MethylGene Extension Term Collaboration Intellectual Property”) shall be jointly owned by the Parties.  However, the Parties intend that their respective rights with regard to any such MethylGene Extension Term Collaboration Intellectual Property be substantially the same as for any other MethylGene Collaboration Intellectual Property.  Therefore:

(i)                                     the provisions of Section 2.1(a) shall not apply to MethylGene’s interest in any such MethylGene Extension Term Collaboration Intellectual Property;

(ii)                                  Otsuka agrees that it shall (A) comply with the requirements of Section 2.3 in its use or exploitation of its interest in any MethylGene Extension Term Collaboration Intellectual Property; and (B) use or exploit its interest in any MethylGene Extension Term Collaboration Intellectual Property solely to (1) conduct Otsuka’s responsibilities under the Research Program in the Field in the Territory during the Selection Period; (2) Develop Selected Compounds into Licensed Products intended for use in the Field in the Territory; (3) make and have made, use, offer for sale, sell, have sold and import Selected Compounds and Licensed Products in the Field in the Territory; and (4) with regard to MethylGene Extension Term Collaboration Intellectual Property that is both (a) Formulation Technology or Know-How that directly relates to the physicochemical property pharmacokinetics pharmacodynamics relationship in ocular tissue, and (b) jointly developed, conceived or created by or on behalf of MethylGene and/or its Affiliates, on the one hand, and by or on behalf of Otsuka and/or its Affiliates, on the other hand, use such MethylGene Extension Term Collaboration Intellectual Property solely outside of the Field;

(iii)                               Otsuka agrees that any license that it grants under its interest in any MethylGene Extension Term Collaboration Intellectual Property will be (A) subject to the restrictions set forth in this Section 7.10(a), (B) treated for purposes of this Agreement in the same manner as if it were a sublicense of the rights granted to Otsuka under Section 2.1(a), and (C) subject to all terms of this Agreement applicable to any such sublicense including, but not limited to, Section 2.1(b) and the relevant provisions of Article VI.  In addition, any license under any such license agreement will be treated as a sublicensee of Otsuka for purposes of this Agreement and, without limiting the generality of the foregoing, any Third Party that is a party to any such license will be deemed to be a Sublicensee; and

(iv)                              MethylGene agrees that it shall not use or exploit its interest in any MethylGene Extension Term Collaboration Intellectual Property to (A) Develop Selected Compounds into Licensed Products intended for use in the Field in the Territory; or (B) make or have made, use, offer for sale, sell, have sold or import Selected Compounds or Licensed Products in the Field in the Territory.

Subject to the terms of this Agreement (including, but not limited to, the restrictions set forth in this Section 7.10(a)), and without limiting in any way Otsuka’s payment obligations under Article VI, each Party shall be entitled to exploit, and to grant others the right to exploit, its interest in any MethylGene Extension Term Collaboration Intellectual Property without restriction or an obligation to account to the other Party.

(b)                                 Disclosure.  Otsuka shall ensure that Otsuka, its Affiliates and their respective employees and agents (including, but not limited to, the Authorized Scientists and the Designated Recipients) promptly disclose to MethylGene any and all MethylGene Extension Term Collaboration Intellectual Property that is invented, developed, conceived or reduced to practice by any such employee or agent.  Further, the Party that does not have the right to prosecute and maintain MethylGene Extension Term Collaboration Intellectual Property shall also ensure that it, its Affiliates and their respective employees and agents provide such information and assistance to the Party that has the right to prosecute and maintain MethylGene Extension Term Collaboration Intellectual Property (including, but not limited to, providing copies of laboratory notebooks and all related information) as such Party that has the right to prosecute and maintain such MethylGene Extension Term Collaboration Intellectual Property may reasonably request in order to protect the Parties’ interests in such MethylGene Extension Term Collaboration Intellectual Property including, but not limited to, filing, prosecuting and maintaining any MethylGene Extension Term Collaboration Patent Rights.

(c)                                  Patent Prosecution and Maintenance.  All MethylGene Collaboration Patent Rights that solely Cover inventions first invented, developed, conceived and reduced to practice during the Extension Term (“MethylGene Extension Term Collaboration Patent Rights”) that are not wholly owned by MethylGene as a result of assignment pursuant to Section 7.10(d) or 11.6(a) shall be jointly owned by Otsuka and MethylGene and shall be prosecuted and maintained in the name of both Parties.  Except as expressly stated in the immediately preceding sentence, the Parties’ respective rights and obligations regarding the prosecution and maintenance of MethylGene Extension Term Collaboration Patent Rights shall be the same as for all other MethylGene Collaboration Patent Rights.

(d)                                 Assignment of Rights .  Upon expiration of the Selection Period, Otsuka assigns and shall assign to MethylGene, without additional compensation from MethylGene, all of Otsuka’s right, title and interest in and to any and all MethylGene Extension Term Collaboration Intellectual Property that, (i) in the case of such MethylGene Extension Term Collaboration Intellectual Property that is Patent Rights, does not claim a Selected Compound or does not claim a Selected Compound and its use in the Field, and (ii) in the case of such MethylGene Extension Term Collaboration Intellectual Property that is Know-How, is not necessary for the further Development Manufacture and Commercialization of a Selected Compound and, in each case, Otsuka shall have no further right, title or interest in such MethylGene Extension Term Collaboration Intellectual Property.  Otsuka agrees to execute, and to cause its Affiliates and its and their respective employees and agents to execute, such documents and provide such other reasonable assistance as MethylGene may reasonably request in order to document MethylGene’s interest in the rights so assigned.  For the avoidance of doubt, all MethylGene Extension Term Collaboration Intellectual Property that, (A) in the case of such MethylGene Extension Term Collaboration Intellectual Property that is Patent Rights, claims a Selected Compound or claims a Selected Compound and its use in the Field, and, (B) in the case of such MethylGene Extension Term Collaboration Intellectual Property that is Know-How, is necessary for the further Development, Manufacture and Commercialization of a Selected Compound shall continue to be jointly owned by the Parties after expiration of the Selection Period.

(e)                                  Construction.  For avoidance of doubt, the Parties intend that, unless otherwise specifically stated in this Agreement, (i) references to MethylGene Collaboration Intellectual Property include

MethylGene Extension Term Collaboration Intellectual Property; and (ii) references to MethylGene Collaboration Patent Rights include MethylGene Extension Term Collaboration Patent Rights.

9.                                      The phrase “the licenses granted to Otsuka in Section 2.1 shall terminate,” in the first sentence of Section 11.6(a) of the Original Agreement is amended to read, “the licenses granted to Otsuka in Section 2.1 shall terminate, Otsuka shall assign to MethylGene all of its right, title and interest in and to any MethylGene Extension Term Collaboration Intellectual Property without additional compensation from MethylGene, Otsuka’s right to have any Authorized Scientists at MethylGene’s facilities under Section 7.10 shall automatically terminate,”.

10.                               Section 11.8 of the Original Agreement is amended by adding “Section 3.8(b) (Restrictions on Authorized Scientists and Designated Recipients)”, “Section 3.8(c) (Entry Into Agreement)” and “Section 7.10 (MethylGene Extension Term Collaboration Intellectual Property)” to the list of provisions that survive termination or expiration of the Original Agreement.

11.                               Section 1.22 of the Original Agreement is deleted in its entirety and replaced with the following:

1.22                        “FTE Rate”.  FTE Rate means […***…] per FTE per twelve (12) month period until commencement of the Extension Term and […***…] per FTE for the first twelve (12) month period of the Extension Term.  If the Research Term is extended for one (1) […***…]-month renewal period in accordance with Section 3.2(a) of this Agreement, the FTE Rate during such […***…]-month renewal period shall be the rate that is agreed upon by the Parties at the time of their agreement to extend the Research Term for such renewal period.  The FTE Rate is inclusive of all direct and indirect costs of MethylGene, including, without limitation, overhead, consumables, salaries, benefits and the like.”

12.                               Section 1.70 of the Original Agreement is amended by adding the following additional entries to the table in such Section 1.70:

Definition:	Section:
Authorized Scientist (s)	3.8(a)
Bankruptcy Laws	13.16(a)
BIA	13.16(a)
CCAA	13.16(a)
Designated Recipient(s)	3.8(b)
Extension Term	3.2(a)

***Confidential Treatment Requested

First Amendment Execution Date	3.2(a)
Insolvency Event	13.16(a)
MethylGene Extension Term Collaboration Intellectual Property	7.10(a)
MethylGene Extension Term Collaboration Patent Rights	7.10(c)
Policies and Procedures	3.8(a)

13.                               The Parties agree that the Compounds listed on the attached Schedule 1 constitute, as of the First Amendment Effective Date, all Program Compounds synthesized in the course of the activities under this Agreement after the Effective Date of the Original Agreement that are available for selection by Otsuka as Selected Compounds.

14.                               A new Section 13.16 is added to the Original Agreement to read as follows:

13.16                 Insolvency or Bankruptcy.

(a)                                 In the event that any petition is filed or any other action is taken by or against MethylGene seeking (i) MethylGene’s liquidation, reorganization, restructuring, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of MethylGene or of all or any substantial part of its assets, or (iii) similar relief under the Canadian Bankruptcy and Insolvency Act (the “BIA”), the Canadian Companies’ Creditors Arrangement Act (the “CCAA”) or any similar law (collectively, the “Bankruptcy Laws”) (any of the foregoing, an “Insolvency Event”), MethylGene shall promptly notify Otsuka in writing of such Insolvency Event.

(b)                                 If, due to any Insolvency Event, MethylGene is no longer able, or otherwise fails, to perform all or any portion of the Research Program tasks that are required to be performed by MethylGene under the Research Plan or this Agreement, Otsuka may give MethylGene notice identifying such tasks and requiring MethylGene to perform such tasks.  If such failure to perform is not cured within ninety (90) days after receipt of such notice, Otsuka shall have the right, at its option and expense, to perform the Research Program tasks identified in the notice in accordance with the Research Plan and any applicable terms of this Agreement.

(c)                                  The Parties acknowledge and agree that the licenses granted to Otsuka under this Agreement constitute grants of a right to use intellectual property within the meaning of the BIA and the CCAA and that, in the event of an Insolvency Event or as otherwise authorized under any Bankruptcy Laws, Otsuka shall continue to have all rights under such licenses as long as Otsuka continues to perform its obligations under this Agreement in relation to the exercise of such licenses.  MethylGene acknowledges and agrees that Otsuka shall retain and may fully exercise all of Otsuka’s rights and elections as and to the extent provided in the Bankruptcy Laws.

15.                               Schedule 1.38-2 to the Original Agreement is deleted in its entirety and replaced with the new Schedule 1.3 8-2 attached to this First Amendment as Schedule 2.

16.                               The Parties agree that the patent application entitled […***…] constitutes all of the […***…] in existence as of the First Amendment Execution Date.

17.                               This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

18.                               Upon the occurrence of the First Amendment Execution Date, the Letter Agreement is superseded effective as of March 25, 2010.  Except as expressly stated in this First Amendment, the Original Agreement remains unchanged and in full force and effect.

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***Confidential Treatment Requested

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the First Amendment Effective Date.

“Otsuka”		“MethylGene”

OTSUKA PHARMACEUTICAL CO., LTD.		METHYLGENE INC.

By:	(signed) Minoru Okada	By:	(signed) Donald F. Corcoran

Name:	Minoru Okada	Name:	Donald F. Corcoran

Title: General Manager and Operating Officer, Division of Dermatologicals and Ophthalmologicals		Title:	President & CEO

Date:	June 26, 2010

Schedule 1

Program Compounds Synthesized After

Effective Date of Original Agreement

[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
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***Confidential Treatment Requested

Schedule 2

New Schedule of MethylGene Background Patent Rights

(Attached)

Schedule 1.38-2

MethylGene Background Patent Rights

Patent Application Title	Serial No.	Publication No.
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
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[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested